UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2013

PUGET TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-179212	01-0959140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Bellevue Way NE, Suite 411 Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 350-6345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 31, 2013, the Board of Directors of the Registrant, at the request of the Registrant, accepted the resignation of CANUSWA Accounting and Tax Services, Inc.and re-engaged the prior auditor Thomas J. Harris, CPA as its independent registered public accounting firm.  The Board of Directors of the Registrant approved of the resignation of CANUSWA Accounting and Tax Services, Inc. and the re-engagement of Thomas J. Harris CPA.

CANUSWA Accounting and Tax Services, Inc. was engaged on January 24, 2013 and through the date of resignation on January 31, 2013 had not issued any reports or opinions for the Registrant.

We have provided CANUSWA Accounting and Tax Services, Inc. with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from CANUSWA Accounting and Tax Services, Inc. as required by Item 304(a)(3) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1	Letter from CANUSWA Accounting and Tax Services, Inc., dated February 6, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Puget Technologies, Inc.
(Registrant)

Date: February 7, 2013	By:	/s/ Andre Troshin
Andre Troshin
Chief Executive Officer Chief Financial Officer

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